United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2023

Pineapple Energy Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Report”) supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2023 (the “Original Form 8-K”) by Pineapple Energy Inc. (the “Company”) regarding the resignation of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, effective April 28, 2023. As reported in the Original Form 8-K, Baker Tilly was engaged to review the Company’s unaudited condensed consolidated financial statements for the fiscal quarter ended March 31, 2023, and this Report is being filed now that such review is complete.

This Report does not amend or change any of the information previously disclosed in the Original Form 8-K.

Item 4.01.	Changes in Registrant's Certifying Accountant.

Baker Tilly has completed its review of the Company’s unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which was filed with the SEC on May 12, 2023 (the “Form 10-Q”).

In connection with Baker Tilly’s review of the financial statements in the Form 10-Q, there were: (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its reports; and (ii) no “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided Baker Tilly with a copy of the disclosures it is making in this Report and requested that Baker Tilly furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Baker Tilly’s letter dated May 17, 2023 is attached as Exhibit 16.1 to this Report.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description of Exhibit

16.1	Letter from Baker Tilly US, LLP, dated May 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Kyle J. Udseth
Kyle J. Udseth, Chief Executive Officer

Date: May 17, 2023